EXHIBIT 10.10

JAZZ PHARMACEUTICALS, INC.

STOCK RESTRICTION AGREEMENT

THIS STOCK RESTRICTION AGREEMENT (the “Agreement”) is entered into as of April 30, 2003, by and among Jazz Pharmaceuticals, Inc., a California corporation (the “Company”), and Bruce C. Cozadd (the “Founder”).

RECITALS

A. The Founder currently owns 660,000 of the outstanding shares of the Company’s Common Stock (the “Shares”).

B. The Company and the Founder wish to enter into this Agreement in order to provide the Company with certain rights of repurchase with respect to the Shares.

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

1.1 “Cause” means (a) Founder’s willful misconduct or gross negligence that is materially injurious to the Company; (b) Founder’s conviction or plea of guilt or nolo contendere to any felony or crime involving moral turpitude; (c) Founder’s commission of any act of fraud with respect to the Company; or (d) Founder’s willful violation of any federal or state securities law; or (e) Founder’s willful and continued failure substantially to perform his Services; provided that the action or conduct described in clause (e) above will constitute “Cause” only if such failure continues after the Board of Directors has provided the Founder with a written demand for substantial performance setting forth in detail the specific respects in which it believes the Founder has willfully and not substantially performed his Services and a reasonable opportunity (to be not less than 30 days nor more than 90 days) to cure the same.

1.2 “Change of Control” means (a) the sale, lease, assignment, transfer, conveyance or disposal of all or substantially all of the assets of the Company, or (b) the acquisition of this Company by another entity by means of consolidation, corporate reorganization or merger, or other transaction or series of related transactions, in each case excluding (x) any such transaction in which the stockholders of the Company immediately prior to such transaction own more than 50% of the voting power of acquiror (or parent thereof) in such transaction immediately after such transaction and (y) any transaction determined by the Board of Directors in good faith to be primarily for capital raising purposes.

1.3 “Constructive Termination” means the Founder terminates his Services because of (a) a substantial diminution in the nature, status or prestige of

Founder’s responsibilities, title or reporting level as they exist immediately prior to a Change of Control or the addition of responsibilities of a nature, status or prestige inconsistent with the Founder’s responsibilities as they exist prior to a Change of Control, (b) a substantial diminution in Founder’s compensation or benefits, or (c) the Company requires the Founder to relocate as a condition of his continued employment by the Company.

1.4 “Repurchase Price” means $0.0023 per share (as appropriately adjusted for any stock combination, stock split, stock dividend, recapitalization, or other similar transaction).

1.5 “Services” means services to be provided by the Founder to the Company as an employee of the Company, a consultant to the Company, or a member of the Company’s Board of Directors (or any committee thereof).

1.6 “Unvested Shares” means the Shares held by the Founder that are then subject to the Right of Repurchase.

1.7 “Vested Shares” means the Shares held by the Founder that are not subject to the Right of Repurchase.

2. Right of Company to Repurchase Shares.

2.1 Repurchase Right. Except as provided in Section 2.2 below, if the Founder terminates his Services or the Company terminates the Founder’s Services (each, a “Termination”), the Company has a right (but not obligation) to repurchase (the “Right of Repurchase”) all or any portion of the Shares held by the Founder for a price per share equal to the Repurchase Price paid by cash, check, wire transfer, cancellation of indebtedness or some combination thereof; provided, however, that the Right of Repurchase shall expire with respect to 1/48th of the Shares on each monthly anniversary following April 1, 2003 (i.e., so that the Right of Repurchase shall have expired with respect to all of the Shares 48 months following April 1, 2003).

2.2 Acceleration of Lapse of Repurchase Rights Upon Certain Events. Notwithstanding the provisions of Section 2.1 regarding expiration of the Right of Repurchase,

(a) if, prior to a Change of Control, the Company terminates the Founder’s Services without Cause or a Constructive Termination occurs at any time prior to the expiration of the Right of Repurchase, then one-fourth (1/4th) of the Shares (or the actual number of Unvested Shares immediately prior to such termination event, if less) will become Vested Shares immediately prior to such termination event, and the Company will have no Right of Repurchase with respect to such Shares;

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(b) if, within twelve (12) months following the closing of a transaction which constitutes a Change of Control, the Company terminates the Founder’s Services without Cause or a Constructive Termination occurs, then all of the then Unvested Shares held by the Founder will become Vested Shares immediately prior to such termination event, and the Company will have no Right of Repurchase with respect to any of the Shares; or

(c) if, more than twelve (12) months following the closing of a transaction which constitutes a Change of Control, the Company terminates the Founder’s Services without Cause or a Constructive Termination occurs, then one-fourth (1/4th) of the Shares (or the actual number of Unvested Shares immediately prior to such termination event, if less) will become Vested Shares immediately prior to such termination event, and the Company will have no Right of Repurchase with respect to such Shares.

2.3 Repurchase Procedure. The Company’s Right of Repurchase shall terminate if not exercised by written notice from the Company to the Founder within ninety (90) days after the date of Termination.

3. Transferability; Escrow.

3.1 Restrictions on Transfer. The Founder agrees not to transfer any Shares except as permitted by that certain Right of First Refusal and Co-Sale Agreement, dated as of April 30, 2003, by and among the Company and the parties set forth on Exhibit A and Exhibit B thereto, as it may be amended from time to time. Notwithstanding the foregoing, except for transfers of Unvested Shares to the ancestors, descendants or spouse of the Founder, or to trusts for the benefit of such persons or the Founder (provided that the transferee has agree in writing to be bound by the restrictions on transfers by Founders under this Agreement), the Founder may not dispose of or transfer any Unvested Shares, and any such attempted disposition or transfer shall be null and void.

3.2 Escrow of Shares. Pursuant to the terms of the Joint Escrow Instructions in substantially the form attached hereto as Exhibit A, the Shares issued under this Agreement shall be held by the Escrow Agent (as defined in such Joint Escrow Instructions) along with a stock assignment executed by the Founder in blank in the form attached hereto as Exhibit B.

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4. Company Enforcement.

4.1 Stop-Transfer Orders. The Founder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been transferred.

5. Term and Termination.

This Agreement, including without limitation the right of repurchase set forth herein, shall terminate upon the agreement in writing to terminate by the Company and the Founder.

6. Legend Requirement.

All certificates evidencing shares subject to this Agreement shall, during the term of this Agreement, bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following:

“CERTAIN OF THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO A RIGHT OF REPURCHASE BY THE COMPANY PURSUANT TO AN AGREEMENT RELATING TO SUCH SECURITIES, SHOULD THE PERSON INITIALLY ISSUED THESE SECURITIES CEASE TO BE EMPLOYED BY THE COMPANY OR ANY AFFILIATE THEREOF, AND SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IF SUCH SECURITIES ARE SUBJECT TO SUCH RIGHT OF REPURCHASE.”

7. Tax Advice.

The Founder acknowledges that he has not relied and will not rely upon the Company with respect to any tax consequences related to the ownership, purchase, or disposition of the Shares. The Founder assumes full responsibility for all such consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with such Shares. The Founder has executed and delivered to the Company an Acknowledgment in the form of Exhibit D hereto.

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8. Miscellaneous.

8.1 Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

8.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of another jurisdiction’s laws.

8.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

8.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally (or internationally) recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices to the Company shall be sent to the Company’s principal place of business. All notices to other parties to this Agreement shall be sent to the address as set forth on the signature page or at such other address as such party may designate by ten days advance written notice to the other parties hereto; provided, however, that registered or certified mail shall not be used to effectuate any such notice to addresses outside the United States.

8.5 Entire Agreement. This Agreement constitutes and contains the entire agreement of the parties pertaining to its subject matter and supersedes any and all prior and contemporaneous agreements, representations, and understandings.

8.6 Adjustments. This Agreement, and the rights and obligations of the parties hereunder, shall be interpreted insofar as practicable to account for any stock combination, stock dividend, stock split, recapitalization, or other similar transaction occurring after the effective date of this Agreement.

8.7 Amendment. This Agreement may be amended by the written consent of the Company and Founder.

8.8 Enforcement. If any portion of this Agreement is determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible.

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IN WITNESS WHEREOF, the parties hereto have executed this Stock Restriction Agreement as of the date first above written.

Company:	JAZZ PHARMACEUTICALS, INC.
a California corporation

	By:	/s/ Samuel R. Saks
Samuel R. Saks, Chief Executive Officer

Founder:		/s/ Bruce C. Cozadd
Bruce C. Cozadd

Address:

CONSENT OF SPOUSE

(if applicable)

By execution of this Agreement, the undersigned spouse of the Founder agrees to be bound by the terms of this Agreement as to such spouse’s interest, whether as community property or otherwise, if any, in the Shares, including, without limitation, the terms of Sections 2 and 3 of this Agreement.

Founder’s Spouse, if applicable

EXHIBIT A

JOINT ESCROW INSTRUCTIONS

[Escrow Agent Name and Address]

Ladies and Gentlemen:

As escrow agent (the “Escrow Agent”) for both Jazz Pharmaceuticals, Inc., a California corporation, and any assignee (referred to collectively as the “Company”), and the undersigned purchaser of stock of the Company (the “Founder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Restriction Agreement, dated as of April         , 2003 (the “Agreement”) between the Company and the Founder (the “Escrow”), in accordance with the following instructions:

1. In the event the Company and/or any assignee of the Company exercises the Company’s Right of Repurchase (as defined in the Agreement), the Company shall give to Founder and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Founder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company, against the simultaneous delivery to you of the purchase price (by cash, a check, promissory note, wire transfer, cancellation of indebtedness or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Right of Repurchase.

3. Founder irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares. Founder does hereby irrevocably constitute and appoint you as Founder’s attorney-in-fact and agent for the term of this Escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of the Agreement and of this Escrow Agreement, Founder shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

4. Upon written request of the Founder, but no more than once per calendar year, unless the Company’s Right of Repurchase has been exercised, you will deliver to Founder a certificate or certificates representing so many shares of stock as are not then subject to the Company’s Right of Repurchase. Within one-hundred (100) days after cessation of Founder’s continuous employment by the Company, or any parent or subsidiary of the Company, you will deliver to Founder a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Right of Repurchase.

5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Founder, you shall deliver all of the same to Founder and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Founder while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given pursuant to the notice provision set forth in the Agreement, provided any notice to be sent to Escrow Agent shall be sent to the address set forth on the signature page hereto, or such other address as the Escrow Agent may provide from time to time in accordance with the terms of the Agreement.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

19. All references to you, your and similar phrases shall refer to the Escrow Agent.

Dated:	COMPANY:

JAZZ PHARMACEUTICALS, INC.

By:

Name:

Title:

Dated:	FOUNDER: [ ]

Founder’s Spouse (if applicable)

Dated:	ESCROW AGENT:

[ ]

By:

Name:

Title:

EXHIBIT B

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Restriction Agreement between the undersigned (“Founder”) and Jazz Pharmaceuticals, Inc. (the “Company”) dated April     , 2003 (the “Agreement”), Founder hereby sells, assigns and transfers unto the Company                                                                                   (                    ) shares of the Common Stock of the Company, standing in Founder’s name on the books of the Company and represented by Certificate(s) No(s).             , and hereby irrevocably constitutes and appoints                                                                                   to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated:	Signature:

By:

Name:

Spouse (if applicable)

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Founder.

EXHIBIT C

PROTECTIVE ELECTION PURSUANT TO SECTION 83 OF THE

INTERNAL REVENUE CODE TO INCLUDE IN GROSS INCOME

THE EXCESS OVER THE PURCHASE PRICE, IF ANY, OF THE VALUE OF

PROPERTY TRANSFERRED IN CONNECTION WITH SERVICES

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in the undersigned’s gross income for the 2003 taxable year the excess (if any) of the fair market value of the property described below, over the amount the undersigned paid for such property, and supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b):

1. The undersigned’s name, address and taxpayer identification (social security) number are:

Name:

Address:

Social Security Number:

2. The property with respect to which the election is made consists of 660,000 shares of common stock of Jazz Pharmaceuticals, Inc., a California corporation (the “Company”).

3. The property described above was initially acquired by the undersigned on March 20, 2003, and was not then subject to a substantial risk of forfeiture. On             , 2003, the undersigned agreed to the imposition of restrictions on the above-described property. This filing is protective only, and is made solely to bar application of Section 83(a) of the Code, if it is determined that a transfer of property occurred in connection with the imposition of restrictions on the above-described property. The taxable year to which this election relates is 2003.

4. The above property is subject to a right of repurchase by the Company at $0.0023 per share, if the undersigned ceases to be an employee of, director of, or a consultant to, the Company or an affiliate of the Company.

5. The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) was $0.0023 per share.

6. The amount paid or the value of the property transferred for the above property by the undersigned was $0.0023 per share.

7. A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return to the undersigned to which this election relates.

Date:
Bruce C. Cozadd

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EXHIBIT D

ACKNOWLEDGMENT AND STATEMENT

OF DECISION REGARDING ELECTION

PURSUANT TO SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned (which term includes the undersigned’s spouse), a purchaser of 660,000 shares of Common Stock of Jazz Pharmaceuticals, Inc (the “Company”), has agreed to have certain restrictions placed on such shares pursuant to the terms and conditions set forth in a Stock Restriction Agreement dated as of             , 2003 (the “Agreement”), and hereby states as follows:

1. The undersigned acknowledges receipt of a copy of the Agreement. The undersigned has carefully reviewed the Agreement.

2. The undersigned either [check as applicable]:

            (a) has consulted and has been fully advised by, the undersigned’s own tax advisor,                             , whose business address is                                                  , regarding the federal, state and local tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or

            (b) has knowingly chosen not to consult such a tax advisor.

3. The undersigned hereby states that the undersigned has decided [check as applicable]:

            (a) to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Agreement, an executed form headed in part “Election Pursuant to Section 83(b) of the Internal Revenue Code,” which is attached as Exhibit A to this Acknowledgment; or

            (b) not to make an election pursuant to Section 83(b) of the Code.

4. Neither the Company nor any representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares under the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

5. The undersigned is also submitting to the Company, together with the Agreement, an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the undersigned’s purchase of shares under the Agreement.

Date:
Bruce C. Cozadd

Date:
[Purchaser’s Spouse, if applicable]

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